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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       BALDWIN TECHNOLOGY COMPANY, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

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
                                REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 21, 2002
                              CLASS A COMMON STOCK

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut on November 21, 2002 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

                                               FOR   AGAINST  ABSTAIN
1.    To amend the Company's 1996 Stock       [   ]   [   ]    [   ]
      Option Plan to (a) increase the total
      number of shares of Class A Common Stock that may be subject to outstanding options determined immediately after the grant of any option to purchase Class A stock, from 875,000 shares to 1,875,000 shares;
      (b) prohibit the granting of any options to purchase any shares of Class B Common Stock under the Plan; (c) provide that Non-Employee Directors be eligible to receive options under the Plan; and (d) make certain technical and clarifying amendments to the Plan.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.


MARK HERE IF YOU PLAN TO ATTEND THE MEETING.                   [  ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW                    [  ]


Please be sure to sign and date    Date
this Proxy in the box below.       ----------------------------


---------------------------------------------------------------
   Stockholder sign above        Co-holder (if any) sign above


 -- DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. --
                        BALDWIN TECHNOLOGY COMPANY, INC.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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
                                REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 21, 2002
                              CLASS B COMMON STOCK

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class B Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut on November 21, 2002 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

                                                            WITH-    FOR ALL
                                                    FOR     HOLD     EXCEPT
1. To elect two Class III Directors to serve for    [  ]    [  ]      [  ]
   three-year terms or until their successors are elected and qualified:

AKIRA HARA AND RALPH R. WHITNEY, JR.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

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                                                  FOR   AGAINST  ABSTAIN
2. To amend the Company's 1996 Stock Option      [  ]     [  ]    [  ]
   Plan to (a) increase the total number of shares of Class A Common Stock that may be subject to outstanding options determined immediately after the grant of any option to purchase Class
   A stock from 875,000 shares to 1,875,000 shares; (b) prohibit the granting of any options to purchase any shares of Class B Common Stock under the Plan;
   (c) provide that Non-Employee Directors be eligible to receive options under the Plan; and (d) make certain technical and clarifying amendments to the Plan.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.                   [  ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW                    [  ]


Please be sure to sign and date    Date
this Proxy in the box below.       ----------------------------


---------------------------------------------------------------
   Stockholder sign above        Co-holder (if any) sign above


 -- DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. --
                        BALDWIN TECHNOLOGY COMPANY, INC.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------

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
                                REVOCABLE PROXY
                        BALDWIN TECHNOLOGY COMPANY, INC.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 21, 2002
                                   401(K) PLAN

      Revoking any such prior appointment, the undersigned, a stockholder of BALDWIN TECHNOLOGY COMPANY, INC., hereby appoints GERALD A. NATHE, VIJAY C. THARANI and HELEN P. OSTER, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Class A Common Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut on November 21, 2002 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated hereon.

                                               FOR     AGAINST     ABSTAIN
1.    To amend the Company's 1996 Stock       [  ]      [  ]         [  ]
      Option Plan to (a) increase the total
      number of shares of Class A Common Stock that may be subject to outstanding options determined immediately after the grant of any option to purchase Class A stock, from 875,000 shares to 1,875,000 shares;
      (b) prohibit the granting of any options to purchase any shares of Class B Common Stock under the Plan; (c) provide that Non-Employee Directors be eligible to receive options under the Plan; and (d) make certain technical and clarifying amendments to the Plan.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.                   [  ]

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW                    [  ]


Please be sure to sign and date    Date
this Proxy in the box below.       ----------------------------


---------------------------------------------------------------
   Stockholder sign above        Co-holder (if any) sign above


 -- DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. --
                        BALDWIN TECHNOLOGY COMPANY, INC.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please sign exactly as your name appears hereon.

                PLEASE SIGN, DATE AND RETURN PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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